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                               The Munder Funds
                       Supplement Dated October 26, 1999
                     to Prospectus Dated October 26, 1999
                         Class A, B and II Shares of:

                       The Munder Future Technology Fund

The Class II Shares of the Munder Future Technology Fund are not currently available for purchase.























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